THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information: Camillo Schmidt-Chiari Carter Austin (914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE Rye, New York October 18, 2017	NYSE – GGZ CUSIP – 36249W104 NYSE – GGZ RT CUSIP – 36249W112

GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNOUNCES RIGHTS ARE EXPECTED TO TRADE “WHEN ISSUED”

ON THE NEW YORK STOCK EXCHANGE ON OCTOBER 19, 2017

Rye, NY — The Board of Trustees of The Gabelli Global Small and Mid Cap Value Trust (NYSE:GGZ) (the “Fund”) previously announced a transferable rights offering which will allow the Fund’s record date common shareholders to acquire additional common shares (the “Offering”). The Offering to acquire additional common shares will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

The Rights are expected to trade “when issued” on the New York Stock Exchange beginning on October 19, 2017, and the Fund’s common shares are expected to trade “Ex-Rights” on the New York Stock Exchange beginning on October 20, 2017. The Rights are expected to begin trading for normal settlement on the New York Stock Exchange (NYSE:GGZ RT) on or about October 26, 2017.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder will receive one transferable right (the “Right”) for each common share held on the record date October 23, 2017.

•	Three Rights plus $11.50 (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”). The purchase price will be payable in cash.

•	Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

•	The Offering expires at 5:00 PM Eastern Time on December 5, 2017.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for this Offering to record date shareholders beginning on October 25, 2017. Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s year end distribution, if any, and will not be entitled to receive such distribution.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Global Small and Mid Cap Value Trust is a diversified, closed-end management investment company with $148 million in total managed assets whose investment objective is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies with small or medium sized market capitalizations. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).